Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO EXCHANGE ACT RULE 13a-14(a) AS ADOPTED PURSUANT TO SECTION 303 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas C. Priore, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Priority Technology Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 30, 2019	/s/ Thomas C. Priore
Thomas C. Priore
President, Chief Executive Officer and Chairman
(Principal Executive Officer)